[LOGO FOR PRIME GROUP REALTY TRUST]

                              SECOND QUARTER 2001

                    For the six months ended June 30, 2001

                Supplemental Financial and Operating Statistics


[PHOTO APPEARS HERE]                      [PHOTO APPEARS HERE]

Dearborn Center, Chicago, Illinois        Pine Meadows Building E,
Scheduled Completion:  September 2002     Libertyville, Illinois
                                          Scheduled Completion:  October 2001

This Supplemental Financial and Operating Statistics is not an offer to sell or a solicitation to buy any securities of the Company. Any offers to sell or solicitations to buy any securities of the Company shall be made by means of a prospectus.

Certain statements in this release regarding anticipated operating results and time are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although the Company believes the statements and projections are based upon reasonable assumptions, actual results may differ from those projected. Key factors that could cause actual results to differ materially include economic downturns, successful and timely completion of acquisitions, renovations and development programs, leasing activities and other risks associated with the commercial real estate business, and as detailed in the Company's filings from time to time with the Securities and Exchange Commission.

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                                Table of Contents
Company Overview                                                            Page

  Corporate Profile                                                           2
  Board of Trustees and Executive Officers                                    3

Quarterly and Year-to-Date Financial and Operating Results
  Second Quarter Highlights                                                   4
  Consolidated Statements of Income -  Three Months                           5
  Consolidated Reconciliation of Net Income to FFO - Three Months             6
  Consolidated Statements of Income -  Six Months                             7
  Consolidated Reconciliation of Net Income to FFO - Six Months               8
  Consolidated Balance Sheets                                                 9
  Funds from Operations                                                      10
  Leasing Activity Analysis                                                  11
  Same Store Leasing Analysis                                                12
  Development Projects                                                       13

Indebtedness/Capital Information
  Indebtedness Activity                                                      14
  Capital Events                                                             15
  Market Capitalization                                                      16
  Indebtedness Schedule                                                      17
  Indebtedness Allocation Graphs                                             18
  Interest Rate Hedge Agreements                                             19
  Indebtedness Maturities                                                    20
  Indebtedness Maturities with Extension Options                             21

Portfolio Information
  Square feet of Office and Industrial Properties Owned
   and Joint Venture Development Interests                                   22
  Property Summary                                                           23
  Office Lease Expiration Schedule                                           25
  Industrial Lease Expiration Schedule                                       26
  Largest Office Tenants by Annualized Base Rent                             27
  Largest Office Tenants by Percentage of Square Footage in Portfolio        28
  Largest Industrial Tenants by Annualized Base Rent                         29
  Largest Industrial Tenants by Percentage of Square Footage in Portfolio    30
  Tenants by Standard Industrial Classification (SIC)                        31

Investor Relations Information                                               32

                       [LOGO FOR PRIME GROUP REALTY TRUST]

                               Corporate Profile

Prime Group Realty Trust is a fully-integrated, self-administered, and self-managed real estate investment trust (REIT) that owns, manages, leases, develops, and redevelops office and industrial real estate, primarily in the Chicago metropolitan area. As of June 30, 2001, the Company's portfolio consists of 26 office properties containing an aggregate of 9.2 million net rentable square feet and 29 industrial properties containing an aggregate of 3.8 million net rentable square feet. The portfolio also includes approximately 234.2 acres of developable land and rights to acquire an additional 135.0 additional acres of developable land, which management believes could be developed with approximately 7.2 million rentable square feet of office and industrial space. The Company has an equity ownership interest in three development joint ventures including the 1.5 million square foot Dearborn Center in downtown Chicago.

Prime Group Realty Trust is one of the largest owners of office and industrial properties in the Chicago metropolitan area. Our management team has extensive experience in all aspects of the real estate industry, including construction and development. Our attention is firmly focused on the Chicago market and our strengths as local real estate experts allow us to identify opportunities to create value by developing, redeveloping or acquiring a property and intensively managing it.

In terms of net rentable square feet, approximately 89.0% of our office properties and all of our industrial properties are located in the Chicago metropolitan area in prime business locations within vibrant submarkets. The properties located in metropolitan Chicago accounted for approximately 91.7% of our total rental and tenant reimbursement revenue for the six months ended June 30, 2001. Our remaining office properties are located in Cleveland, Ohio; Phoenix, Arizona; and Knoxville, Tennessee.

Prime Group Realty Trust is taking a multi-faceted approach to maximizing shareholder value by pursuing strategic business alternatives, completing our development initiatives, and delivering strong property level performance through strong leasing efforts and increased rental rates.

We intend to access multiple sources of capital to fund future acquisition and development activities. These capital sources include undistributed cash flow as well as proceeds from property financings, joint venture arrangements, property sales, the issuance and sale of debt or equity securities and other bank and/or institutional borrowings.

                      [LOGO FOR PRIME GROUP REALTY TRUST]


                                Board of Trustees
                                -----------------

Richard S. Curto
Chief Executive Officer, Prime Group Realty Trust
Jacque M. Ducharme
President, Julien J. Studley, Inc.
Stephen J. Nardi
Vice-Chairman of the Board, Prime Group Realty Trust
Christopher J. Nassetta
President and Chief Executive Officer, Host Marriott Corporation
Michael W. Reschke
Chairman of the Board, Prime Group Realty Trust
The Honorable Governor James R. Thompson
Partner and Chairman of the Executive Committee, Winston & Strawn

                               Executive Officers
                               ------------------


Michael W. Reschke
Chairman of the Board
Richard S. Curto
Chief Executive Officer
Louis G. Conforti
Co-President, Chief Financial Officer
Jeffrey A. Patterson
Co-President, Chief Investment Officer
James F. Hoffman
Executive Vice-President, General Counsel and Secretary

                      [LOGO FOR PRIME GROUP REALTY TRUST]

                         Second Quarter 2001 Highlights

Diluted FFO per share, excluding strategic alternative costs, for the second quarter was $0.36, as compared to the $0.43 per diluted share reported for the first quarter of 2001 and the $0.50 per diluted share reported for the second quarter of 2000. The second quarter 2001 diluted FFO of $0.36 reflects a $0.06 write-off for a straight-line rent receivable related to a bankrupt industrial tenant. On a cash basis, excluding straight-line rent and strategic alternative costs, diluted FFO per share was $0.35, a decrease from the $0.41 reported in the prior year period, and an increase from the $0.33 reported for the first quarter of the year.

The Company realized "same-store" growth in property-level net operating income of 8.3% for the 10.4 million square feet of office and industrial properties that were owned during the second quarters of both 2000 and 2001.

During the quarter, the Company signed 18 new leases totaling 139,443 square feet and renewed 16 leases totaling 184,400 square feet. Lease renewals averaged a 19.8% increase over prior net rents.

The Company refinanced $57.9 million of maturing debt on its National City Center property with a new $67.0 million, five-year term loan at LIBOR plus 305 basis points for a current interest rate at June 30, 2001 of 7.14%.

Consolidated  Statements  of Income
(000's  omitted,  except  per  share  data)
(Unaudited)

                                                          Three Months ended
                                                                June 30
                                                            2001         2000
                                                       ------------------------
Revenue
Rental                                                    $ 31,448     $ 32,954
Tenant reimbursements                                       17,394       15,616
Other property revenues                                      2,181        2,099
Mortgage note interest                                           -        2,127
Services Company revenues                                    2,822            -
Interest income and other                                    1,391        2,148
Total revenue                                          ------------------------
                                                            55,236       54,944

Expenses
Property operations                                         13,604       11,888
Real estate taxes                                           10,418       10,486
Depreciation and amortization                               10,983        9,834
Interest                                                    13,418       14,145
General and administrative                                   2,240        2,274
Services Company operating expenses                          2,732            -
Strategic alternative  costs                                   311            -
                                                       ------------------------
Total expenses                                              53,706       48,627
                                                       ------------------------

Income before gain (loss) on sales of
 real estate, minority interests and
 extraordinary items                                         1,530        6,317
Gain (loss)on sales of real estate, net                      1,902       (3,781)
                                                       ------------------------
Income before minority interests and
 extraordinary items                                         3,432        2,536
Minority interests                                            (149)         209
                                                       ------------------------
Income before extraordinary items                            3,283        2,745
Extraordinary items: loss on extinguishment
 of debt, net of minority interests of
 $206 in 2001 and $296 in 2000                                (301)        (408)
                                                       ------------------------
Net income                                                   2,982        2,337
Net income allocated to preferred shareholders              (3,037)      (3,037)
                                                       ------------------------
Net loss available to common shareholders                  $   (55)      $ (700)
                                                       ========================
Net loss available per weighted-average
  common share of beneficial interest
  - basic and diluted                                      $     -      $ (0.05)
                                                       ========================

Consolidated Reconciliation of Net Income to FFO
(000's omitted, except per share data)
(Unaudited)

                                                     Three Months ended
                                                           June 30
                                                      2001       2000
                                                    ---------------------
Net loss allocated to common shareholders               $ (55)    $ (700)
Adjustments to reconcile to Funds from Operations:
    Real estate depreciation and amortization           9,733      8,495
    Amortization of costs for leases assumed              196        255
    Joint venture adjustments                             836        862
    Adjustment for sale of operating property          (1,907)     4,338
    Extraordinary loss on extinguishment of debt          301        408
    Minority interests                                    149       (209)
                                                    ---------------------
Funds from Operations, including straight-line
  rental revenue                                        9,253     13,449

  Straight-line rental revenue                            (30)    (2,332)
  Straight-line rental revenue from joint venture        (153)      (158)
                                                    ---------------------
Funds from Operations, excluding straight-line
    rental revenue                                     $9,070   $ 10,959
                                                    ======================

Funds from Operations per common share of beneficial interest, including straight-line rental revenue:

        Basic                                          $ 0.35     $ 0.51
                                                    ========================
        Diluted (1)                                    $ 0.35     $ 0.50
                                                    ========================

Funds from Operations per common share of beneficial interest, excluding straight-line rental revenue:

        Basic                                          $ 0.34     $ 0.42
                                                    ========================
        Diluted (1)                                    $ 0.34     $ 0.41
                                                    ========================

Weighted average shares of beneficial interest:

        Basic                                          26,416     26,373
                                                    ========================
        Diluted (2)                                    26,433     28,517
                                                    ========================


(1)Assumes conversion of Series A Cumulative Convertible Preferred Shares into common stock and an add back to FFO of the related dividend of $787 in 2000. There is no add back in 2001 as the 2,000 Series A Cumulative Convertible Preferred Shares are antidilutive in 2001.

(2)The weighted average shares of beneficial interest in 2001 used in the computation of FFO excludes the 2,000 Series A Cumulative Convertible Preferred Shares as such shares are antidilutive.

Consolidated Statements of Income
(000's omitted, except per share data)
(Unaudited)

                                                       Six Months ended
                                                             June 30
                                                       2001         2000
                                                    -------------------------
Revenue
Rental                                                 $ 64,925     $ 66,808
Tenant reimbursements                                    35,190       32,088
Other property revenues                                   4,198        4,142
Mortgage note interest                                        -        4,138
Services Company revenues                                 5,564            -
Interest income and other                                 2,755        3,122
                                                   --------------------------
Total revenue                                           112,632      110,298

Expenses
Property operations                                      27,967       24,698
Real estate taxes                                        20,949       20,875
Depreciation and amortization                            20,981       19,066
Interest                                                 26,735       27,131
General and administrative                                4,641        4,459
Services Company operating expenses                       5,531            -
Provision for asset impairment                            1,500            -
Strategic alternative costs                                 801            -
                                                   --------------------------
Total Expenses                                          109,105       96,229
                                                   --------------------------
Income before gain (loss) on sales of
 real estate,minority interests,
 extraordinary items, and cumulative
 effect of change in accounting principles                3,527       14,069
Gain (loss)on sales of real estate, net                   2,736       (2,585)
Income before minority interests,                  --------------------------
 extraordinary items, and cumulative effect
 of change in accounting principles                       6,263       11,484
Minority interests                                          (41)      (2,193)
Income before extraordinary items and              --------------------------
  cumulative effect of change in accounting
  principles                                              6,222        9,291
Extraordinary items:  loss on extinguishment
  of debt,net of minority interests
  of $246 in 2001 and $296 in 2000                         (360)        (408)
Income before cumulative effect of change in       --------------------------
  accounting principles                                   5,862        8,883
Cumulative effect of change in accounting
  principles, net of minority interests
  of $218 in 2001 and $1,140 in 2000                       (321)      (1,843)
                                                   --------------------------
Net income                                                5,541        7,040
Net income allocated to
  preferred shareholders                                 (6,073)      (6,074)
                                                   --------------------------
Net (loss) income available to
  common shareholders                                    $ (532)       $ 966
                                                   ==========================
Net (loss) income available per
  weighted-average common share of
  beneficial interest - basic and diluted               $ (0.03)      $ 0.06
                                                   ==========================


Consolidated Reconciliation of Net Income to FFO
(000's omitted, except per share data)
(Unaudited)

                                                   Six Months ended
                                                        June 30
                                                    2001      2000
                                                  --------------------
Net (loss) income allocated to common
  shareholders                                       $ (532)    $ 966
Adjustments to reconcile to
  Funds from Operations:
    Real estate depreciation and amortization        18,690    16,701
    Amortization of costs for leases assumed            392       417
    Joint venture adjustments                         1,671     1,725
    Adjustment for provision for asset impairment     1,500         -
    Adjustment for sale of operating property        (2,330)    4,468
    Extraordinary loss on extinguishment of debt        360       408
    Minority interests                                   41     2,193
    Cumulative effect of change in accounting
      principles                                        321     1,843
                                                 ---------------------

Funds from Operations, including straight-line
  rental revenue                                     20,113    28,721
  Straight line rental revenue                       (2,550)   (4,586)
  Straight line rental revenue from joint venture      (314)     (316)
                                                 ---------------------
Funds from Operations,
  excluding straight-line rental revenue           $ 17,249  $ 23,819
                                                 =====================

Funds from Operations per common share of beneficial interest, including straight-line rental revenue:

        Basic                                        $ 0.76    $ 1.10
                                                 =====================
        Diluted (1)                                  $ 0.76    $ 1.07
                                                 =====================

Funds from Operations per common share of beneficial interest, excluding straight-line rental revenue:

        Basic                                        $ 0.65    $ 0.91
                                                 =====================
        Diluted (1)                                  $ 0.65    $ 0.90
                                                 =====================

Weighted average shares of beneficial interest:

        Basic                                        26,409    26,219
                                                 =====================
        Diluted (2)                                  26,447    28,305
                                                 =====================



(1)Assumes conversion of Series A Cumulative Convertible Preferred Shares into common stock and an add back to FFO of the related dividend of $1,574 in 2000. There is no add back in 2001 as the 2,000 Series A Cumulative Convertible Preferred Shares are antidilutive for that period.

(2)The weighted average shares of beneficial interest in 2001 used in the computation of FFO excludes the 2,000 Series A Cumulative Convertible Preferred Shares as such shares are antidilutive.

Consolidated Balance Sheets
(000's omitted, except share data)
(Unaudited)


                                                         June 30,   December 31,
Assets                                                     2001        2000
                                                       ------------------------
Real estate, at cost:
  Land                                                 $ 191,676     $ 192,156
  Building and improvements                              914,902       916,009
  Tenant improvements                                     74,260        62,810
  Furniture, fixtures, and equipment                      10,360         9,231
                                                       ------------------------
                                                       1,191,198     1,180,206
  Accumulated depreciation                               (79,920)      (61,855)
                                                       ------------------------
                                                       1,111,278     1,118,351
  Property under development                             170,252       112,002
  Property held for sale                                       -        22,737
                                                       ------------------------
                                                       1,281,530     1,253,090
Investments in unconsolidated entities                    35,926        31,907
Cash and cash equivalents                                 28,529        25,268
Receivables, tenant net allowance of $1,521
  and $2,837 at June 30, 2001 and
  December 31, 2000, respectively:
    Tenant                                                 4,319         6,153
    Deferred rent                                         19,319        16,888
    Other                                                  4,452        13,267
Restricted cash escrows                                   83,360        61,159
Deferred costs, net                                       27,368        28,403
Other                                                      6,495         2,958
                                                       ------------------------
Total assets                                           1,491,298   $ 1,439,093
                                                       ========================

Liabilities and Shareholders' Equity
Mortgage notes payable                                 $ 763,280     $ 728,983
Bonds payable                                             57,150        57,150
Construction financing                                    57,285        13,038
Accrued interest payable                                   6,425         4,353
Accrued real estate taxes                                 39,432        39,319
Accounts payable and accrued expenses                     27,699        38,272
Construction costs payable, including
  retention of $5,578 and $2,812 at
  June 30, 2001 and December 31, 2000,
  respectively                                            23,120        19,168
Liabilities for leases assumed                             1,583         2,228
Dividends payable                                          8,269         8,254
Deferred hedge liability                                   4,628             -
Other                                                     13,294        13,359
                                                       ------------------------
Total liabilities                                      1,002,165       924,124
Commitments and contingencies                                  -             -
Minority interests:
  Operating Partnership                                  143,075       151,206
  Other                                                    2,000         2,000
Series A - Cumulative Convertible Preferred Shares,
  2,000,000 shares designated, issued and outstanding
  at June 30, 2001 and December 31, 2000                  39,923        39,850
Shareholders' equity:
   Preferred Shares, $0.01 par value; 30,000,000
     shares authorized:
       Series B - Cumulative Redeemable Preferred
         Shares, 4,000,000 shares designated,
          issued and outstanding at June 30, 2001
          and December 31, 2000, respectively                 40           40
   Common Shares, $0.01 par value; 100,000,000
     shares authorized; 15,703,158 shares issued
     and outstanding at June 30, 2001 and 15,599,518
     at December 31, 2000, respectively                      157           156
   Additional paid-in capital                            329,033       328,687
   Accumulated other comprehensive loss                   (7,055)            -
   Distributions in excess of earnings                   (18,040)       (6,970)
                                                      -------------------------
Total shareholders' equity                               304,135       321,913
                                                      -------------------------
Total liabilities and shareholders' equity            $1,491,298   $ 1,439,093
                                                      =========================

Funds from Operations
Comparison of Second Quarter to First Quarter 2001
(Unaudited)

                                                          Three Months
                                                             Ended
                                                 June 30, 2001    March 31, 2001
                                                 -------------    --------------


Net Loss Allocated to Common Shareholders           $ (55,000)    $ (477,000)

FFO Adjustments
---------------
Real Estate Depreciation and Amortization           9,733,000      8,957,000
Amortization of Costs for Leases Assumed              196,000        196,000
Joint Venture Adjustments                             836,000        835,000
Adjustment for Provision for Asset Impairment               -      1,500,000
Adjustment for Gain on Sale of Operating
  Properties                                       (1,907,000)      (423,000)
Minority Interests                                    149,000       (108,000)
Extraordinary Loss on Extinguishment of Debt          301,000         59,000
Cumulative Effect of Change in Revenue
  Recognition                                               -        321,000
                                               ------------------------------
Basic Funds from Operations                         9,253,000     10,860,000
Convertible Preferred Share Distributions (1)               -        786,000
                                               ------------------------------

Diluted Funds from Operations                     $ 9,253,000   $ 11,646,000
                                               ==============================

Weighted Average Shares
-----------------------
Common Shares Outstanding                          15,696,977     15,654,971
Operating Partnership Units Outstanding            10,719,335     10,746,239
                                               ------------------------------
Weighted Average Shares-Basic                      26,416,312     26,401,210

Convertible Preferred Shares Outstanding (2)                -      2,000,000

Effect of Diluted Securities-Employee
  Stock Options                                        16,511         59,930
                                               ------------------------------
Weighted Average Shares - Diluted                  26,432,823     28,461,140
                                               ==============================

Basic Funds from Operations per Share                  $ 0.35         $ 0.41
Diluted Funds from Operations per Share                $ 0.35         $ 0.41



(1) Diluted  Funds from  Operations  assumes  conversion  of Series A Cumulative
Convertible Preferred Shares into common stock and an add back to FFO of the related dividend for the three months ended March 31, 2001. The 2.0 million Series A Cumulative Convertible Preferred Shares are antidilutive for the three months ended June 30, 2001.

(2) The weighted average shares of beneficial interst used in the computation of FFO for the three months ended June 30, 2001 excludes the 2.0 million Series A Cumulative Convertible Preferred Shares as such shares are antidilutive.

Leasing Activity Analysis
June 30, 2001



2nd QTR NEW           04/1/01      06/30/01      04/1/01     04/1/01      06/30/01     06/30/01    Number of  SF of Move  Number of
LEASING            Net Rentable  Net Rentable  Leased SF   Occupied SF   Leased SF   Occupied SF   Move Outs     Outs    New Leases
                --------------------------------------------------------------------------------------------------------------------
Downtown Office      5,530,074     5,532,379    5,370,863    5,318,490    5,316,289    5,316,289      11        105,239      12
Suburban Office*     3,228,057     3,217,105    3,104,523    3,070,011    3,042,866    3,034,256      15         58,925       3
                --------------------------------------------------------------------------------------------------------------------
Total Office         8,758,131     8,749,484    8,475,386    8,388,501    8,359,155    8,350,545      26        164,164      15

Industrial**         3,757,413     3,762,512    3,436,352    3,436,352    3,494,854    3,494,854       4         74,677       3
                --------------------------------------------------------------------------------------------------------------------
Total Portfolio     12,515,544    12,511,996   11,911,738   11,824,853   11,854,009   11,845,399      30        238,841      18
                ====================================================================================================================
                --------------------------------------------------------------------------------------------------------------------
Total Development*** 1,687,023     1,687,023      961,852            0      961,852            0       0              0       0
                ====================================================================================================================






Downtown Office

2nd QTR NEW            SF of New     04/1/01      04/1/01      06/30/01     06/30/01
LEASING                 Leasing      Leased %    Occupied %     Leased %    Occupied %
                  ---------------------------------------------------------------------
Downtown Office         34,715         97.1%        96.2%        96.1%        96.1%
Suburban Office*         6,143         96.2%        95.1%        94.6%        94.3%
                  ----------------------------------------------------------------
Total Office            40,858         96.8%        95.8%        95.5%        95.4%

Industrial**            98,585         91.5%        91.5%        92.9%        92.9%
                  ----------------------------------------------------------------
Total Portfolio        139,443         95.2%        94.5%        94.7%        94.7%
                  ================================================================

Total Development***         0         57.0%         0.0%        57.0%         0.0%
                ===================================================================





                     01/01/01      06/30/01       01/01/01    01/01/01      06/30/01     06/30/01  Number of  SF of Move Number of
YTD NEW LEASING     Net Rentable  Net Rentable   Leased SF  Occupied SF    Leased SF   Occupied SF  Move Outs   Outs     New Leases
                --------------------------------------------------------------------------------------------------------------------

Downtown Office *    5,536,134     5,532,379     5,369,539    5,318,715     5,316,289    5,316,289     21       149,679      24
Suburban Office      3,237,524     3,217,105     3,153,873    3,135,234     3,042,866    3,034,256     28       136,932      17
                --------------------------------------------------------------------------------------------------------------------
Total Office         8,773,658     8,749,484     8,523,412    8,453,949     8,359,155    8,350,545     49       286,611      41

Industrial           3,756,874     3,762,512     3,473,768    3,473,768     3,494,854    3,494,854      5       110,861       3
                --------------------------------------------------------------------------------------------------------------------
Total Portfolio     12,530,532    12,511,996    11,997,180   11,927,717    11,854,009   11,845,399     54       397,472      44
                ====================================================================================================================
                --------------------------------------------------------------------------------------------------------------------
Total Development*** 1,687,023     1,687,023       755,706            0       961,852            0      0             0       1
                ====================================================================================================================







                    SF of New      01/01/01       01/01/01     06/30/01       06/30/01
 YTD NEW LEASING    Leasing        Leased %      Occupied %    Leased %      Occupied %
                --------------------------------------------------------------------------
Downtown Office       73,729         97.0%          96.1%         96.1%          96.1%
Suburban Office       47,518         97.4%          96.8%         94.6%          94.3%
                -------------------------------------------------------------------------
Total Office         121,247         97.1%          96.4%         95.5%          95.4%

Industrial            98,585         92.5%          92.5%         92.9%          92.9%
                -------------------------------------------------------------------------
Total Portfolio      219,832         95.7%          95.2%         94.7%          94.7%
                =========================================================================
                -------------------------------------------------------------------------
Total Development*** 206,146         44.8%           0.0%         63.1%           0.0%
                =========================================================================





2nd QTR RENEWAL   Number of        SF up for      SF of Leases    Renewal         Old           Renewal Net  % Increase
Leasing           Renewals          Renewal         Renewed      Percentage     Net Rent        Rent Avg.       in Rent
                 ------------------------------------------------------------------------------------------------------

Downtown Office       9              148,337         54,192         36.5%         $11.26         $15.78        40.15%
Suburban Office       5               57,300         22,057         38.5%         $11.98         $12.90         7.64%
                ------------------------------------------------------------------------------------------------------
Total Office          14             205,637         76,249         37.1%         $11.47         $14.94        30.33%

Industrial            2              182,828        108,151         59.2%          $5.04          $5.19         2.95%
                ------------------------------------------------------------------------------------------------------
Total Portfolio       16             388,465        184,400         47.5%          $7.70          $9.22        19.82%
                ======================================================================================================




2001
YTD RENEWAL     Number of        SF up for      SF of Leases     Renewal        Old           Renewal Net   % Increase
LEASING         Renewals          Renewal         Renewed       Percentage    Net Rent        Rent Avg.       in Rent
                -------------------------------------------------------------------------------------------------------
Downtown Office *     23             214,862         93,207         43.4%         $12.20         $15.54        27.45%
Suburban Office       10              72,550         29,541         40.7%         $12.29         $13.25         7.81%
                ------------------------------------------------------------------------------------------------------
Total Office          33             287,412        122,748         42.7%         $12.22         $14.99        22.70%

Industrial            2              182,828        108,151         59.2%          $5.04          $5.19         2.95%
                ------------------------------------------------------------------------------------------------------
Total Portfolio       35             470,240        230,899         49.1%          $8.86         $10.40        17.44%
                ======================================================================================================



* 01/01/01 balances have been adjusted to reflect sale of 4100 Madison Ave. and 2675 Mayfair Ave.
** 01/01/01 balances have been adjusted to reflect sale of 6700 Touhy Ave. and 43-47 Hintz Road
*** This represents a lease obligation at One North Wacker Drive assumed as part of a 206,146 square foot lease by Citadel Investment Group at Dearborn Center.

Same Store Leasing Analysis
6/30/00 vs. 6/30/01

                                  Building Size  SF Leased % Leased  Building Size SF Leased  Leased
                                  (SF) 6/30/00    6/30/00   6/30/00  (SF) 6/30/01   6/30/01   6/30/01
                                  ------------    -------   -------  ------------   -------   -------
Enterprise Center II                  169,435      28,978     17.1%     169,435      28,978     17.1%
Enterprise Center III                 291,550     291,550    100.0%     291,550     291,550    100.0%
Enterprise Center IV                   87,483      85,800     98.1%      87,484      85,800     98.1%
Enterprise Center EC                   54,070      40,000     74.0%      54,070      54,070    100.0%
Enterprise Center V                   196,475     196,475    100.0%     196,475     196,475    100.0%
Enterprise Center VI                  250,266     248,255     99.2%     250,266     248,255     99.2%
HEC                                    76,821      69,825     90.9%      76,821      71,203     92.7%
Enterprise Center VII                 462,131     278,930     60.4%     462,670     462,670    100.0%
Enterprise Center VIII                239,752     116,261     48.5%     242,199     242,199    100.0%
Enterprise Center IX                  156,996     156,996    100.0%     162,682     162,682    100.0%
Enterprise Center X                   172,945     169,829     98.2%     172,775     169,659     98.2%
Arlington I-III                       304,506     304,506    100.0%     304,506     304,506    100.0%
342 Carol                              67,935      67,935    100.0%      67,935      67,935    100.0%
343 Carol                              30,084      30,084    100.0%      30,084      30,084    100.0%
370 Carol                              60,290      60,290    100.0%      60,290      60,290    100.0%
388 Carol                              40,920      40,920    100.0%      40,502      40,502    100.0%
200 Fullerton                          66,254      66,254    100.0%      66,254      66,254    100.0%
350 Randy                              25,200      25,200    100.0%      25,200      18,900     75.0%
550 Kehoe                              44,575      44,575    100.0%      44,575      44,575    100.0%
4160 Madison                           79,532      79,532    100.0%      79,532      79,532    100.0%
4211 Madison                           90,344      90,344    100.0%      90,344      90,344    100.0%
4300 Madison                          127,129     127,129    100.0%     127,129     115,257     90.7%
1051 Kirk Road                        120,004     120,004    100.0%     120,004     120,004    100.0%
1401 S. Jefferson                      17,265      17,265    100.0%      17,265      17,265    100.0%
11039 Gage                             21,935      21,935    100.0%      21,935      21,935    100.0%
11045 Gage                            136,600     136,600    100.0%     136,600     136,600    100.0%
                                    ---------   ---------    -----    ---------   ---------    -----
Industrial Property Totals          3,390,497   2,915,472     86.0%   3,398,582   3,227,524     95.0%
                                    ---------   ---------     ----    ---------   ---------     ----
Downtown Office
33 W. Monroe                          848,638     843,395     99.4%     847,854     791,428     93.3%
77 W. Wacker                          944,556     942,434     99.8%     944,556     944,556    100.0%
208 S. LaSalle                        864,518     836,712     96.8%     860,495     829,575     96.4%
IBM Plaza                           1,350,660   1,300,342     96.3%   1,354,973   1,287,676     95.0%
National City Center                  766,965     754,447     98.4%     767,181     766,965    100.0%
                                    ---------   ---------     ----    ---------   ---------    -----
Downtown Office Total               4,775,337   4,677,330     97.9%   4,775,059   4,620,200     96.8%
                                    ---------   ---------     ----    ---------   ---------     ----
Suburban Office
2000 York (1)                         200,078     199,794     99.9%     201,091     188,204     93.6%
2100 Swift                             58,000      58,000    100.0%      58,000      58,000    100.0%
6400 Shafer                           165,832     162,992     98.3%     166,147     163,526     98.4%
Atrium Building                        65,273      64,472     98.8%      65,362      58,154     89.0%
Brush Hill                            109,865     103,765     94.4%     109,858     109,858    100.0%
Center Square I                        93,711      80,730     86.1%      93,711      69,448     74.1%
Citibank Office                       105,602     105,602    100.0%     105,981     105,553     99.6%
Commerce Point                        236,642     229,723     97.1%     236,738     220,153     93.0%
Continental Towers                    923,483     892,823     96.7%     923,992     881,390     95.4%
Enterprise Drive                      129,574     128,028     98.8%     129,574     110,891     85.6%
Enterprise II                          62,580      62,580    100.0%      62,580      54,270     86.7%
Jorie Boulevard                       190,829     170,025     89.1%     191,666     191,666    100.0%
Narco River                            65,407      58,785     89.9%      65,395      51,776     79.2%
Narco Tower                            50,400      50,400    100.0%      50,400      50,400    100.0%
Olympian Office Center (1)            172,625     170,553     98.8%     169,897     166,122     97.8%
Pine Meadows (A & B)                   77,931      77,931    100.0%      77,931      77,931    100.0%
Pine Meadows D                        102,995      93,232     90.5%     102,995     102,995    100.0%
Salt Creek                            100,984      89,334     88.5%     100,852      84,104     83.4%
Sun Annex                              25,199      24,096     95.6%      25,294      25,294    100.0%
Two Century Center (1)                219,370     219,370    100.0%     219,842     219,842    100.0%
                                    ---------   ---------    -----    ---------   ---------    -----
Suburban Office Total               3,156,380   3,042,235     96.4%   3,157,306   2,989,577     94.7%
                                    ---------   ---------    -----    ---------   ---------     ----
Office Properties Totals            7,931,717   7,719,565     97.3%   7,932,365   7,609,777     95.9%
                                    ---------   ---------    -----    ---------   ---------     ----
                 TOTALS            11,322,214  10,635,037     93.9%  11,330,947  10,837,301     95.6%
                                   ==========  ==========    =====   ==========  ==========     ====


1 Added back the Health Club spaces to the building size and leased space as of 6/30/01 for comparison purposes.

Development Projects
June 30, 2001

                                                         Estimated      Net Rentable
Development Projects:                Location          Project Cost     Square Feet  Status
---------------------                --------          ------------     -----------  -------
CBD Office:
    Dearborn Center                Chicago, IL        $ 355,000,000      1,515,298   Leased 617,967 SF to Bank One Corporation
                                                                                     Leased 104,049 SF to Holland & Knight
                                                                                     Leased 206,146 SF to Citadel Investment Group

Joint Venture Developments:

      Pine Meadows Building E      Libertyville, IL   $ 13,300,000          90,844   Under construction

      Monroe/Wacker                Chicago, IL              N/A          1,000,000   Pre-development




Indebtedness Activity
Three months ended June 30, 2001



Beginning Indebtedness Balance (4/1/01)     $ 847,174,909




Indebtedness Retirement:


                                             Date
                                 Amount      Incurred/     Interest  Loan   Loan
Property/Indebtedness Type       Retired     Retired         Rate    Term   Maturity Institution
-------------------------------------------------------------------------------------------------------------
National City Center           $ 57,940,972  4/30/01         8.37%   2.0    4/30/01  New York Life Insurance Company
43-47 Hintz Road                  5,620,000  5/17/01         8.68%   3.0    9/30/02  Corus Bank
Principal Amortization            1,555,047
                               ------------

     Total                     $ 65,116,019
                               ============


New Indebtedness:

                                                             Current
                                  Current                    Interest  Loan   Loan
Property/Indebtedness Type        Amount      Classification   Rate    Term Maturity Institution
-------------------------------------------------------------------------------------------------------------
National City Center           $ 67,000,000    90 day LIBOR
                                                + 305 bps      7.14%    5.0  4/30/06 Corus Bank
Dearborn Center/Additional
  Mezzanine Loan Proceeds        28,656,619    Fixed Rate     12.00%    3.0  1/5/04  Deutsche Bank Alex.Brown, Vornado Realty Trust
                               ------------
     Total                     $ 95,656,619
                               ============


Ending Indebtedness Balance (6/30/01)         $       877,715,509

Capital Events
Three Months Ended
June 30, 2001



                                            Net
                                          Rentable    Acquisition                                                 Date
                                           Square    Cost / Sales    Mortgage     Annualized    Capitalization  Acquired /
Property                     Location       Feet         Price         Debt           NOI            Rate          Sold
----------------------------------------------------------------------------------------------------------------------------
Acquisitions
    No acquisitions occurred during the second quarter.

Dispositions
Office:
    2675 Mayfair          Wauwatosa, WI   101,767     $8,839,800    $         -   $ 1,087,997        12.3%       4/20/01

Industrial:
    43-47 Hintz Road      Wheeling, IL    310,156    $11,700,000    $ 5,620,000             *           *        5/11/01

*43-47 Hintz Road had been vacant for six months at the time of sale.


Market Capitalization
June 30, 2001

Common Equity
-------------
Common Shares Outstanding                             15,703,158
Operating Partnership Units(1)                        10,713,154
                                                     -----------
Total Shares & Units                                  26,416,312
PGE Share Price(2)                                       $ 13.50
                                                     -----------
Common Equity Market Cap                            $356,620,212

                                                                   Cumulative
Preferred Stock                                                     Dividend
---------------                                                    ----------
Series A Convertible Preferred                     $  40,000,000     7.50%
Series B Cumulative Redeemable Preferred (3)         100,000,000     9.00%
                                                   -------------
Total Preferred                                      140,000,000
                                                   -------------

Total Equity Market Capitalization                 $ 496,620,212
                                                   =============


                                                                     Weighted
                                                                     Average
                                                    Principal        Interest
Indebtedness                                       Outstanding       Rate(4)
------------                                       -------------     -------
Secured                                            $ 877,715,509      8.42%
                                                   -------------
Total                                              $ 877,715,509
                                                   =============

Weighted average interest rate includes the effect of the interest rate swap

Variable/Fixed Rate Allocation
------------------------------
Fixed Rate                                         $ 407,471,805       9.76%
Variable Rate                                        470,243,704       7.28%
                                                   -------------
Total                                              $ 877,715,509
                                                   =============

Variable Rate Allocation
------------------------
Hedged Variable Rate                               $ 315,900,000       7.98%
Non-Hedged Variable Rate                              97,193,704       7.19%
Low-Floater Industrial Development
   Revenue Bonds (IDRBs)                              57,150,000       6.34%
                                                   -------------
Total Variable Rate                                $ 470,243,704
                                                   =============


Variable/Fixed Rate Allocation             Variable Rate Allocation

[PIE CHART APPEARS HERE]                   [PIE CHART APPEARS HERE]

Variable Rate   54.0%                      Non-Hedged Variable Rate     20.7%
Fixed Rate      46.0%                      Low Floater IDRBs            12.2%
                                           Hedged Variable Rate         67.1%


(1) Convertible one for one into common stock

(2) Price as of 6/29/01

(3) Redeemable, at the Company's option, beginning June 5, 2003

(4) Based on rates in effect at 6/29/01


Indebtedness Schedule
June 30, 2001


                                                            Original            Loan         Annualized
                                                             Loan      Interest Term Maturity   Debt
Lender                         Portfolio or Property         Amount     Rate   (yrs)   Date    Service     06/30/01     06/30/00
------                         ---------------------         ------     ----   -----   ----    -------     --------     --------
Deutsche Banc Alex. Brown      33 West Monroe Street       12,500,000   11.00%  1.75  9/30/01  *N/A        $      -    $12,500,000
New York Life                  National City Center
                                (1900 East 9th St)         61,577,115    6.75%   2.0  4/10/01  *N/A               -     60,134,218
Sugar Grove-Randall Rd.
 Real Estate Partnership       Prime Aurora Land              618,164    8.00%   1.0   6/30/00  *N/A              -             -
CIGNA                          Continental Towers
                                (1701 Golf Road)           75,000,000    7.22%   7.0  5/15/05 $6,487,877   71,307,216   72,595,764
Capital Company of America     Commerce Point
                                (3800 North Wilke Rd)      20,000,000    7.07%  10.0  3/11/08  1,677,986   19,116,897   19,412,837
CIBC Oppenheimer               Nardi Industrial            16,511,000    7.17%  10.0   5/1/08  5,160,473   16,032,892   16,201,456
Midland Loan Services          Nardi Industrial            15,556,000    7.17%  10.0   5/1/08  1,263,400   15,105,545   15,264,360
Midland Realty Funding         Nardi Industrial            14,933,000    7.17%  10.0   5/1/08  1,213,780   14,500,586   14,653,040
Capital Company of America     Citibank Building
                                (1699 E. Woodfield Rd)      8,775,000    7.18%  10.0  5/11/08    741,695    8,423,782    8,547,284
Deutsche Banc Alex.Brown(1)    IBM Plaza
                                (330 North Wabash Ave)     30,000,000   11.75%   2.0  2/23/02  3,525,000   30,000,000   30,000,000
Greenwich Capital              7100 Madison                 3,908,000    8.44%  10.0  5/1//10    369,266    3,881,260    3,903,468
Capital Company of America     2100 Swift Drive             5,200,000    7.19%  10.0  5/11/08    437,592    4,995,239    5,067,098
Capital Company of America     6400 Shafer Court           14,350,000    7.09%  10.0  6/11/08  1,205,607   13,772,416   13,979,768
LaSalle Bank, N.A.             Jorie Plaza
                                (800 Jorie Boulevard)      22,800,000    8.33%  10.0  12/1/10  2,061,790   22,723,398            -
Capital Company of America     Two Century Center
                                (1700 East Golf Rd)        20,500,000    7.37%  10.0  11/11/08 1,774,166   19,814,914   20,095,824
Capital Company of America     Oakbrook Business Center    12,000,000    7.37%  10.0  11/11/08 1,038,537   11,598,974   11,763,409
                                (2000 York Road)
CIBC Oppenheimer               Narco River Business Center  2,800,000    8.68%  10.0  12/1/09    274,644    2,755,308    2,785,970
                                (1600 167th Street)
Deutsche Banc Mortgage         Brush Hill Office Courte     8,200,000    8.76%  10.0   1/1/10    774,816    8,129,900    8,180,143
 Capital                        (740 Pasquilleni Drive)
Capital Company of America     208 South LaSalle Street    45,800,000    7.79%  15.0  4/11/13  3,986,250   44,483,161   44,938,361
Deutsche Banc Alex. Brown      Enterprise Office II
                                (2305 Enterprise Dr.)       6,000,000    7.63%  10.0   3/1/11    509,611    5,989,445            -
LaSalle Bank, N.A.             Pine Meadows Three Story    11,500,000    7.63%  10.0  4/11/11    976,755   11,485,734   11,423,332
LaSalle Bank, N.A. (2)         555 Kirk Road and
                                1543 Abbott Drive           2,500,000    8.04%   1.0  4/18/01    246,565    2,437,250    2,334,333
Deutsche Banc Alex.Brown       Dearborn Center
                                Mezzanine Loan             65,000,000   12.00%   3.0   1/5/04  2,193,000   52,417,886            -
HT-HG Office LLC               Monroe/Wacker JV Interest   16,500,000   12.00%   1.0  1/18/02  2,091,146   16,500,000            -
Friedman, Billings,
 & Ramsey                      1455 Sequoia Drive LLC      12,000,000   16.00%   0.3  9/30/01  1,920,000   12,000,000            -
                                                                                                           -------------------------
Total Fixed Rate
  Indebtedness                                                                                            407,471,803    373,780,665


Hedged Variable Rate
 Indebtedness:
Deutsche Banc Alex. Brown      33 West Monroe Street       65,000,000    8.81%   3.0 1/31/02   *N/A                 -     65,000,000
DGZ Deka Bank (3)              33 West Monroe Street       67,000,000    7.61%   5.0 11/15/05  4,143,764   67,000,000              -
Greenwich Capital              180 North LaSalle Street    60,000,000    8.41%   3.0 1/15/04   5,543,125   60,000,000              -
Fleet National Bank            33 West Monroe Street       12,500,000   10.74%   3.0 11/15/03  1,145,833   12,500,000              -
Fleet National Bank            National City Center,
                                Jorie Plaza, and 208
                                South LaSalle Street       20,000,000   11.84%   3.0 6/30/03   2,129,167   20,000,000     20,000,000
Westdeutsche
 ImmobilienBank                IBM Plaza
                                (330 North Wabash Ave)    160,000,000    8.00%  3.0 12/31/02 12,685,778  156,400,000     58,000,000
                                                                                                          --------------------------
Total Hedged Variable Rate
  Indebtedness                                                                                            315,900,000    243,000,000


Variable Rate Indebtedness:
LaSalle Bank, N.A.             GE Distribution Center      15,000,000    8.61%   2.0 8/31/00     *N/A              -      10,811,500
                                (475 Superior Avenue)
LaSalle Bank, N.A.             Dearborn Center Land        13,500,000    8.66%   2.0  1/3/01     *N/A              -      13,500,000
                                (Dearborn, Adams, State)
Corus Bank                     Monroe/Wacker Land          24,000,000   10.00%   0.8  5/1/01     *N/A              -      24,000,000
FleetBoston
 (credit facility)             Various                      7,526,768    8.91%   3.0 11/17/00    *N/A                             -
Lehman Brothers                33 North Dearborn Street    18,000,000    8.31%   2.0 1/31/01     *N/A              -      18,000,000
Corus Bank                     National City Center        67,000,000    7.14%   5.0 4/30/06   5,708,000   66,927,842
Corus Bank                     Pine Meadows Single-Story   10,500,000    8.12%   1.1  4/1/02     825,052   10,500,000              -
Corus Bank                     Pine Meadows Single-Story    8,700,000    9.02%   1.5  2/1/01     *N/A                      7,875,423
Deutsche Banc
 Alex. Brown (2)               Enterprise Office II
                                (2305 Enterprise Dr.)       5,450,000    9.41%   1.0  3/1/01     *N/A                      5,450,000
Deutsche Banc Alex. Brown      IBM Plaza
                                (330 North Wabash)         30,000,000   11.75%   2.0 2/23/02            -                          -
Corus Bank                     2000 USG Drive               6,310,000    8.35%   1.5  2/1/01     *N/A               -      4,878,334
Corus Bank                     320 Fullerton Avenue
                                (Kimberly)                  8,050,000    8.35%   1.5  5/1/01     *N/A               -      6,842,934
Corus Bank                     Monroe/Wacker Land           4,000,000    9.25%   2.3 11/1/01     *N/A               -      4,000,000
Capital Company of America     180 North LaSalle Street    20,000,000    8.38%   3.0 11/11/01    *N/A               -     20,000,000
Bank United                    Jorie Plaza
                                (800 Jorie Boulevard)      21,000,000    7.88%   3.0 8/31/02     *N/A               -     20,742,064
Corus Bank                     43-47 Hintz Road             6,000,000    8.68%   3.0 9/30/02     *N/A               -      5,820,000
GE Capital Corporation         122 South Michigan Avenue   14,000,000    8.88%   5.0 5/21/04     *N/A               -     14,000,000
LaSalle Bank, N.A. (2)         6700 Touhy                   2,968,000    9.07%   1.0 3/28/01     *N/A               -      2,938,320
LaSalle Bank, N.A.             1455 Sequoia Drive           6,000,000    8.03%   2.0 6/13/02      471,458   4,867,555      1,958,997
LaSalle Bank, N.A. (2)         Enterprise Office I          7,645,152    8.12%   1.0 5/17/01      200,100   7,556,349      7,637,152
LaSalle Bank, N.A. (2)         Salt Creek and Sun Annex     7,410,000    8.16%   1.0 6/30/01      641,664   7,341,959      7,410,000
TN Industrial Development
   Revenue Bonds               Tennessee Portfolio          9,000,000    6.34%   3.0 12/1/14      378,696   9,000,000      9,000,000
Chicago Industrial Develop-    Enterprise VII -            23,250,000    6.34%   4.0  6/1/22    1,500,411  23,250,000     23,250,000
  ment Revenue Bonds            Enterprise X
IN Industrial Development
  Revenue Bonds                Enterprise I -
                                Enterprise VI              24,900,000    6.34%   4.0  6/1/22    1,629,445  24,900,000     24,900,000
                                                                                                         ---------------------------
Total Variable Rate Indebtedness                                                                          154,343,705    233,014,724
                                                                                                         ---------------------------
Total Indebtedness                                                                                       $877,715,508  $ 849,795,389
                                                                                                         ============  =============
*N/A - Not applicable as debt is no longer outstanding
(1) One one-year extension option
(2) Converts to a fixed rate ten-year maturity at PGE's option
(3) One two-year extension option


Indebtedness Allocation as of June 30, 2001

                                  [PIE CHART]

Fixed Rate                      46.4%
Low Floater IDRBs                6.5%
Non-Hedged Variable Rate        11.1%
Hedged Variable Rate            36.0%

                                  [BAR CHART]

Low Floater IDRBs               $ 57,150,000
Non-Hedged Variable Rate        $ 97,193,704
Hedged Variable Rate            $315,900,000
Fixed Rate                      $407,471,805

Interest Rate Hedge Agreements
June 30, 2001

                      Type of             Notional      Floating    Financial             Maturity
Counterparty           Hedge    Strike     Amount        Index     Institution              Date
------------           -----    ------     ------        -----     -----------              ----
33 W. Monroe, LLC      Collar 3.73-7.5%   $ 65,000,000  1 Mo.LIBOR  CIBC                  01/31/02

33 W. Monroe, LLC      Corridor  6.5%   $ 67,000,000  1 Mo.LIBOR  Fleet National Bank     01/31/02

33 W. Monroe, LLC      Cap    8.35-9.0% $ 12,500,000  1 Mo.LIBOR  Fleet National Bank     11/15/03

330 N. Wabash Avenue   Swap      6.3%   $156,400,000  1 Mo.LIBOR  Morgan Guaranty Trust
                                                                    Company of New York   12/10/02

330 N. Wabash Avenue   Swap      6.3%   $  2,000,000  1 Mo.LIBOR  Morgan Guaranty Trust
                                                                    Company of New York   12/10/02

180 N. LaSalle, LLC    Cap       7.25%  $ 60,000,000  1 Mo.LIBOR  SBCM Derivative
                                                                    Products Ltd.         01/15/04


Indebtedness Maturities and Scheduled  Amortization Payments
June 30, 2001

                                                                  Cumulative
          Scheduled                         Total     Percentage  Percentage
         Amortization     Scheduled       Scheduled    of Debt     of Debt
 Year     Payments       Maturities      Maturities   Maturing     Maturing
 ----     --------       ----------      ----------   --------     --------
 2001   $ 18,256,681    $ 57,150,000    $ 75,406,681     8.6%        8.6%
 2002     16,068,158     218,523,904     234,592,062    26.7%       35.3%
 2003      5,626,749      32,500,000      38,126,749     4.3%       39.7%
 2004      5,996,175     112,417,886     118,414,061    13.5%       53.2%
 2005      7,742,129     132,253,792     139,995,920    16.0%       69.1%
2006+     93,809,704     177,370,332     271,180,036    30.9%        100%
----      ----------     -----------     -----------    ----
TOTAL   $147,499,595    $730,215,914    $877,715,509    100%
        ============    ============    ============    ===


Percentage of Indebtedness Maturing          Cumulative Percentage of
                                              Indebtedness Maturing

     [BAR CHART APPEARS HERE]               [BAR CHART APPEARS HERE]

        2001     8.6%                           2001     8.6%
        2002    26.7%                           2002    35.3%
        2003     4.3%                           2003    39.7%
        2004    13.5%                           2004    53.2%
        2005    16.0%                           2005    69.1%
        2006+   30.9%                           2006+   100%

Indebtedness Maturities with Extension Options and Amortization Payments

          Scheduled                         Total     Percentage  Percentage
         Amortization     Scheduled       Scheduled    of Debt     of Debt
 Year     Payments       Maturities      Maturities   Maturing    Maturing
 ----     --------       ----------      ----------   --------    --------
 2001   $ 18,256,681    $          -    $ 18,256,681     2.1%        2.1%
 2002     18,068,158      39,423,904      57,492,062     6.6%        8.6%
 2003     10,826,749      59,200,000      70,026,749     8.0%       16.6%
 2004     10,796,175     200,400,000     211,196,175    24.1%       40.7%
 2005      7,742,129     184,671,678     192,413,807    21.9%       62.6%
 2006+    93,809,704     234,520,332     328,330,036    37.4%        100%
 ----     ----------     -----------     -----------    ----
TOTAL   $159,499,596    $718,215,914    $877,715,510    100%
        ============    ============    ============    ===


Percentage of Indebtedness Maturing with Extension Options

[BAR CHART APPEARS BELOW]

2001     2.1%
2002     6.6%
2003     8.0%
2004    24.1%
2005    21.9%
2006+   37.4%



Cumulative Percentage of Indebtedness Maturing with Extension Options

[BAR CHART APPEARS BELOW]

2001     2.1%
2002     8.6%
2003    16.6%
2004    40.7%
2005    62.6%
2006+   100%

Total Office and Industrial Properties and Square Feet Owned
  and Joint Venture Development Interests
June 30, 2001

-----------------------------------
TOTAL PROPERTIES OWNED:
-----------------------------------


Office Properties
Total CBD Office Owned                                                                     6
Total Suburban Office Owned                                                               20
                                                                                       --------

Total Office Owned                                                                        26


Industrial Properties
Total Warehouse/Distribution Industrial Owned                                             18
Total Crane Industrial Owned                                                              11
                                                                                       --------

Total Industrial Owned                                                                    29
                                                                                       --------

Total Office and Industrial Owned                                                         55
                                                                                       ========


TOTAL SQUARE FEET OWNED:


                                                  Chicago
                                                Metropoitan    %      Other      %    Total SF
                                                -----------    -      -----      -    --------
Office Properties
Total CBD Office Owned                            4,769,169  86.1%    766,965  13.9%  5,536,134
Total Suburban Office Owned                       3,143,813  94.0%    479,759   6.0%  3,623,572
                                               -------------       ------------      -------------

Total Office Owned                                7,912,982         1,246,724         9,159,706
                                                -----------        ------------      -------------
Industrial Properties
Total Warehouse/Distribution Industrial Owned     1,596,503   100%          -         1,596,503

Total Crane Industrial Owned                      2,160,372   100%          -         2,160,372
                                                -----------         ------------     -------------

Total Industrial Owned                            3,756,875                 -         3,756,875
                                                -----------        -------------     -------------

Total Office and Industrial Owned                11,669,857         1,246,724        12,916,581
                                                ===========        =============     =============





-----------------------------------
JOINT VENTURE DEVELOPMENT INTERESTS:
-----------------------------------


                                                 Pro Forma
                                                Square Feet
                                                -------------
Pine Meadows         Suburban Office                 90,844
Dearborn Center      CBD Office                   1,515,298
Monroe/Wacker        CBD Office                   1,000,000
                                                -----------
Total Joint Venture Developments Interests        2,606,142
                                                ============


Property Summary
June 30, 2001


                                                                          Gross Leasable Area
                                                                          -------------------
                                                                          Square  % Leased               Annual Base
                                                 Rentable  Year Built/   Footage    as of    Annualized  Rent per
                              Location         Square Feet Renovated      Leased   6/30/01   Base Rent   Square Foot
                              --------         ---------------------      ------   -------   ---------   -----------
   CBD Office Properties
   ---------------------
180 North LaSalle Street     Chicago, IL         758,107     1999         696,089   91.8%    $12,846,869    $18.46
208 South LaSalle Street     Chicago, IL         866,107     1914/1956/
                                                              1982/1991   829,575   95.8%     12,058,685    $14.54

33 West Monroe Street       Chicago, IL          848,638     1980         791,428   93.3%     11,546,883    $14.59
77 West Wacker Drive        Chicago, IL          944,556     1992         944,556  100.0%     25,526,864    $27.03
IBM Plaza                   Chicago, IL        1,351,761     1971       1,287,676   95.3%     20,586,985    $15.99
National City Center        Cleveland, OH        766,965     1980         766,965  100.0%     12,377,036    $16.14
                                               ---------                ---------             ----------
     Subtotal                                  5,536,134                5,316,289   96.0%     94,943,320

Suburban Office Properties
2000 York Road              Oak Brook, IL        199,711     1960/1986    186,118   93.2%      2,291,631    $12.31
2100 Swift                  Oak Brook, IL         58,000     1985/1991     58,000  100.0%        853,107    $14.71
6400 Shafer Court           Rosemont, IL         166,122     1980/1990    163,551   98.5%      2,259,579    $13.82
7100 Madison Avenue         Willowbrook, IL       50,157     1998          50,157  100.0%        529,008    $10.55
Atrium Building             Naperville, IL        65,347     1979          58,154   89.0%        793,770    $13.65
Brush Hill Office Court     Westmont, IL         113,740     1986         109,858   96.6%      1,470,522    $13.39
Centre Square I             Knoxville, TN         93,717     1988          69,448   74.1%      1,155,289    $16.64
Citibank Building           Schaumburg, IL       105,602     1979         105,553  100.0%      1,989,894    $18.85
Commerce Point Combined     Arlington Hts, IL    237,066     1987/1989    220,153   92.9%      3,295,344    $14.97
Continental Towers          Rolling Meadows, IL  925,822     1977/1979
                                                              /1981       881,390   95.2%     12,110,755    $13.74
Enterprise Center           Westchester, IL      129,574     1987         110,891   85.6%      1,410,592    $12.72
Enterprise Center II        Westchester, IL       62,580     1998/1999     54,270   86.7%        862,694    $15.90
Jorie Plaza                 Oak Brook, IL        191,666     1961/1992    191,666  100.0%      3,262,979    $17.02
Narco River Business
  Center                    Calumet City, IL      65,404     1981          51,776   79.2%        748,478    $14.46
Narco Tower Road            Schaumburg, IL        50,400     1992          50,400  100.0%        563,100    $11.17
Olympian Office Center      Lisle, IL            173,132     1989         161,910   93.5%      2,570,880    $15.88
Thistle Landing             Phoenix, AZ          386,048     2000         259,006   67.1%      3,391,524    $13.09
Pine Meadows Corporate
  Center                    Libertyville, IL     203,611     1999         197,076   97.0%      2,697,233    $13.69
Salt Creek/Sun Annex        Schaumburg, IL       126,037     1979/1986    109,398   86.8%      1,261,442    $11.53
Two Century Centre          Schaumburg, IL       219,842     1989         213,097   96.9%      2,942,561    $13.81
                                               ---------                ---------            -----------
     Subtotal                                  3,623,572                3,301,872   91.1%    $46,460,383
                                               ---------                ---------            -----------

Total Office Owned:                            9,159,706                8,618,161   94.1%   $141,403,703




Property Summary (Continued)
June 30, 2001


                                                                        Gross Leasable Area
                                                                        -------------------
                                                                          Square  % Leased                Annual Base
                                                  Rentable    Year Built/ Footage   as of      Annualized   Rent per
                              Location           Square Feet  Renovated   Leased   6/30/01     Base Rent   Square Foot
                              --------           -----------  ---------   ------   -------     ---------   -----------
Warehouse/Distribution Prop
---------------------------
1401 South Jefferson Street   Chicago, IL          17,265     1965/1985     17,265  100.0%  $    99,825       $5.78
1543 Abbott Drive             Wheeling, IL         43,930     1983          43,930  100.0%      128,030       $2.91
350 Randy Road                Carol Stream, IL     25,200     1974          18,900   75.0%       74,057       $3.92
550 Kehoe Boulevard           Carol Stream, IL     44,575     1997          44,575  100.0%      312,649       $7.01
555 Kirk Road                 St. Charles, IL      62,400     1990          62,400  100.0%      268,320       $4.30
Arlington Heights Combined    Arlington Hts, IL   304,506     1978         304,506  100.0%    1,138,716       $3.74
1051 Kirk Road                Batavia, IL         120,004     1990         120,004  100.0%           --       $0.00
200 Fullerton                 Carol Stream, IL     66,254     1968/1995     66,254  100.0%      298,278       $4.50
4211 Madison                  Hillside, IL         90,344     1977/1992     90,344  100.0%      390,498       $4.32
4300 Madison                  Hillside, IL        127,129     1980         115,257   90.7%      528,143       $4.58
Narco Elmhurst - 343 Carol    Elmhurst, IL         30,084     1989          30,084  100.0%      197,351       $6.56
Narco Elmhurst - 370 Carol    Elmhurst, IL         60,290     1977/1994     60,290  100.0%      288,552       $4.79
Narco Elmhurst - 388 Carol    Elmhurst, IL         40,920     1979          40,502   99.0%      232,224       $5.73
Narco Elmhurst-342-46 Carol   Elmhurst, IL         67,935     1989          67,935  100.0%      356,610       $5.25
Narco Hillside-4160-70
   Madison                    Hillside, IL         79,532     1974/1994     79,532  100.0%      385,937       $4.85
Tri-State Industrial-11039    Franklin Park, IL    21,935     1965/1993     21,935  100.0%      118,230       $5.39
Tri-State Industrial-11045    Franklin Park, IL   136,600     1970/1992    136,600  100.0%      601,040       $4.40
Prime Aurora                  Aurora, IL          257,600     2000         161,000   62.5%      523,251       $3.25
                                                ---------                ---------           ----------
     Subtotal                                   1,596,503                1,481,313   92.8%    5,941,711

Crane Properties
Enterprise Center VII- A,P    Chicago, IL         456,615     1916/
                                                               1991-96     462,670  101.3%    1,081,997       $2.34
Enterprise Center VIII        Chicago, IL         242,199     1916/
                                                               1991-96     242,199  100.0%      701,795       $2.90
Enterprise Center X-T,C       Chicago, IL         172,775     1916/
                                                               1991-96     169,659   98.2%      435,249       $2.57
Enterprise Center IX- Q,R,S   Chicago, IL         162,682     1916/
                                                               1991-96     162,682  100.0%      328,488       $2.02
Enterprise Center II          East Chicago, IN    169,435     1917/
                                                               1991-97      28,978   17.1%       89,020       $3.07
Enterprise Center III         East Chicago, IN    291,550     1917/
                                                               1991-97     291,550  100.0%    1,347,877       $4.62
Enterprise Center IV          East Chicago, IN     87,484     1917/
                                                               1991-97      85,800   98.1%      263,494       $3.07
East Chicago Enterprise
  Center                      East Chicago, IN     54,070     1917/1991-97  54,070  100.0%      291,657       $5.39
Enterprise Center V           Hammond, IN         196,475     1920-1952    196,475  100.0%      464,987       $2.37
Enterprise Center VI          Hammond, IN         250,266     1920-1952    248,255   99.2%      780,242       $3.14
Hammond Enterprise Center     Hammond, IN          76,821     1920-1952     71,203   90.9%      192,035       $2.70

                                                ---------               ----------           ----------
    Subtotal                                    2,160,372                2,013,541   93.2%    5,976,841


Total Industrial Owned                          3,756,875                3,494,854   93.0%   11,918,552
Total Office Owned                              9,159,706                8,618,161   94.1%  141,403,703
                                               ----------               ----------          -----------
Total RSF                                      12,916,581               12,113,015   93.8%  $53,322,255
                                               ----------               ----------          -----------




                                                       Average Annual       Net
                                           Percentage   Rent per Net      Rentable    Percentage of
               Rent Under    Annual Base*      of       Rentable SF     Area Subject Total Leased SF
   Number of    Expiring      Expiring      Expiring   Represented by    to Expiring  Represented by
  Expiration     Leases        Leases        Leases    Expiring Leases   Leases (SF) Expiring Leases
  ----------     ------        ------        ------    ---------------   ---------------------------
     2001           81       $ 6,281,264       4.1%       $13.98 4         449,405         5.4%
     2002          139        11,553,669       7.6%         $17.68         653,489         7.8%
     2003          142        12,848,640       8.4%         $18.50         694,416         8.3%
     2004          125         7,202,219       4.7%          $9.93         724,962         8.7%
     2005          121        13,194,743       8.6%         $15.03         877,779        10.5%
     2006           69        20,518,187      13.4%         $14.86       1,381,208        16.5%
     2007           31        32,239,868      21.1%         $26.22       1,229,678        14.7%
     2008           33        12,242,224       8.0%         $17.99         680,452         8.1%
     2009           18         4,895,242       3.2%         $19.94         245,455         2.9%
    2010+           48        32,029,478      20.9%         $22.45       1,426,966        17.1%
    -----           --     --------------    ------                   ------------   ----------
Total/Average      807     $ 153,005,534     100.0%         $18.29       8,363,810       100.0%
                   ===     ==============    ======                   ============   ==========


*Does not include month-to-month leases



                            [BAR CHART APPEARS HERE]

2001     4.1%
2002     7.6%
2003     8.4%
2004     4.7%
2005     8.6%
2006    13.4%
2007    21.1%
2008     8.0%
2009     3.2%
2010+   20.9%

Industrial Lease Expiration Schedule
June 30, 2001






                                                         Average Annual                Percentage
                              Annual Base*                Rent per Net   Net Rentable   of Total
                 Number of    Rent Under    Percentage    Rentable SF    Area Subject  Leased SF
 Year of Lease    Expiring     Expiring    of Expiring  Represented by   to Expiring   Represented by
   Expiration      Leases       Leases       Leases     Expiring Leases   Leases (SF) Expiring Leases
------------------------------------------------------------------------------------------------------
      2001            1     $     30,147       0.2%          $6.37           4,736         0.1%
      2002            4          665,706       5.1%          $5.33         124,800         3.8%
      2003            5          383,253       2.9%          $5.00          76,609         2.3%
      2004            9        1,291,321       9.9%          $3.94         327,961        10.0%
      2005            8        1,461,098      11.2%          $3.72         393,098        12.0%
      2006           14        2,876,534      22.0%          $4.22         682,099        20.8%
      2007            5        1,008,201       7.7%          $4.25         237,417         7.3%
      2008            1           37,233       0.3%          $5.91           6,300         0.2%
      2009            0                -       0.0%          $0.00               -         0.0%
     2010+           13        5,322,835      40.7%          $3.75       1,419,543        43.4%
     ----            --     ------------     -----                       ---------       ------
 Total/Average       60     $ 13,076,328     100.0%          $4.00       3,272,563       100.0%
                     ==     ============     =====                       =========       ======

         *Does not include month-to-month leases


                            [BAR CHART APPEARS HERE]

2001     0.2%
2002     5.1%
2003     2.9%
2004     9.9%
2005    11.2%
2006    22.0%
2007     7.7%
2008     0.3%
2009     0.0%
2010+   40.7%

Largest Office Tenants by Annualized Base Rent
June 30, 2001

                                                                                % of Total     2001
                                                                  Total Square    Office    Annualized    Annualized
           Tenant                   Building                   Footage Occupied  Portfolio   Base Rent*  Base Rent PSF

Arthur Andersen, LLP         33 W. Monroe St./IBM Plaza             678,735        6.53%   $ 9,847,141      $14.51

R.R. Donnelley & Sons Co.    77 W. Wacker Dr.                       241,569        5.35%     8,070,820      $33.41

National City Bank           National City Center                   559,895        5.20%     7,850,356      $14.02

Jenner & Block               IBM Plaza                              338,032        5.01%     7,557,030      $22.36

First Union Securities, Inc. 77 W. Wacker Dr.                       241,225        4.28%     6,452,769      $26.75
                             Continental Towers/Pine Meadows/
                               Two Century Center/Commerce Point
Motorola, Inc.                                                      337,851        3.25%     4,900,176      $14.50

Ernst & Young, LLP           National City Center/IBM Plaza         184,156        2.85%     4,297,284      $23.34

Jones Day Reavis & Pogue     77 W. Wacker Dr.                       118,112        2.66%     4,020,701      $34.04

IBM Corporation              IBM Plaza/Continental Towers/
                               Narco River Business Center          332,999        2.22%     3,347,416      $10.05

Accenture                    180 N. LaSalle St.                     171,887        1.82%     2,750,192      $16.00
                                                                   --------        ----   ------------
                                                                   3,204,461       39.16% $ 59,093,885      $18.44
                                                                   =========       =====  ============


* Rent amounts as of July 1, 2001


                            [BAR CHART APPEARS HERE]


Arthur Andersen, LLP            $9,847,141
R.R.Donnelly & Sons Co.         $8,070,820
National City Bank              $7,850,356
Jenner & Block                  $7,557,030
First Union Securities, Inc.    $6,452,769
Motorola, Inc.                  $4,900,176
Ernst & Young LLP               $4,297,284
Jones Day Reavis & Pogue        $4,020,701
IBM Corporation                 $3,347,416
Accenture                       $2,750,192

Largest Office Tenants by Square Footage**
June 30, 2001

                                                                                                   2001
                                                                   Total Square    % of Total   Annualized    Annualized
           Tenant                          Building               Footage Occupied Portfolio    Base Rent*  Base Rent PSF
           ------                          --------               --------------------------    ----------  -------------
Arthur Andersen, LLP          33 W. Monroe St./IBM Plaza              678,735        5.42%      $9,847,141      $14.51

National City Bank            National City Center                    559,895        4.47%       7,850,356      $14.02

Jenner & Block                IBM Plaza                               338,032        2.70%       7,557,030      $22.36

Motorola, Inc.                Continental Towers/Pine Meadows/        337,851        2.70%       4,900,176      $14.50
                                Two Century Center/Commerce Point
IBM Corporation               IBM Plaza/Continental Towers/
                                Narco River Business                  332,999        2.66%       3,347,416      $10.05

ABN AMRO Capital Markets      208 S. LaSalle St.                      254,948        2.04%       2,520,159       $9.88

R.R. Donnelley & Sons Co.     77 West Wacker Dr.                      241,569        1.93%       8,070,820      $33.41

First Union Securities, Inc.  77 West Wacker Dr.                      241,225        1.93%       6,452,769      $26.75

Ernst & Young, LLP            National City Center / IBM Plaza        184,156        1.47%       4,297,284      $23.34

Accenture                     180 North LaSalle St.                   171,887        1.37%       2,750,192      $16.00
                                                                    ---------       -----      -----------
                                                                    3,341,297       26.68%     $57,593,343      $17.24
                                                                    =========       =====      ===========

 *Rent amounts are as of July 1, 2001
**Tenants who occupy the largest percentage of square footage in the portfolio


                            [BAR CHART APPEARS HERE]

Arthur Andersen, LLP             678,735
National City Bank               559,895
Jenner & Block                   338,032
Motorola                         337,851
IBM Corporation                  332,999
ABN AMRO Capital Markets         254,948
R.R. Donnelley & Sons Co.        241,569
First Union Securities, Inc.     241,225
Ernst & Young, LLP               184,156
Accenture                        171,887

Largest Industrial Tenants by Annualized Base Rent
June 30, 2001


                                                                                                       2001
                                                                       Total Square     % of Total  Annualized   Annualized
Tenant                                       Building                Footage Occupied    Portfolio  Base Rent   Base Rent PSF
------                                       --------                ----------------    ---------  ----------  -------------

Dynamic Manufacturing Company    4160-4190 Madison/4300 Madison/
                                  4211 Madison                            184,191          0.53%     $ 804,677     $ 4.37

Great Lakes Metals, LLC          Enterprise Center III                    154,275          0.53%       798,777     $ 5.18

Co-Steel Lasco, Inc.             Enterprise Center VII                    385,345          0.52%       779,656     $ 2.02

Semblex Corporation              388 Carol Lane/370 Carol Lane/
                                  342-346 Carol Lane                      143,917          0.48%       731,815     $ 5.08

StrandTek, Inc.                  Enterprise Center IX, VIII, X            229,371          0.48%       728,934     $ 3.18

A.M. Castle & Co.                Enterprise Center V/
                                  Hammond Enterprise Center               252,595          0.40%       603,702     $ 2.39

BWD Automotives                  11045 Gage Avenue                        136,600          0.40%       601,040     $ 4.40

AG Industries, Inc.              Enterprise Center III                    137,275          0.36%       549,100     $ 4.00

Amurol Confections Company       1455 Sequoia Drive                       161,000          0.35%       523,251     $ 3.25

Williams Steel & Supply          Enterprise Center VIII                   160,340          0.27%       407,921     $ 2.54
                                                                        ---------          ----    -----------
                                                                        1,944,909          4.33%   $ 6,528,873     $ 3.36
                                                                        =========          ====    ===========





                            [BAR CHART APPEARS HERE]

Dynamic Manufacturing           $804,677
Great Lakes Metals, LLC         $798,777
Co-Steel Lasco, Inc.            $779,656
Semblex Corporation             $731,815
StrandTek, Inc.                 $728,934
A.M. Castle & Co.               $603,702
BWD Automotives                 $601,040
AG Industries, Inc.             $549,100
Amurol Confections Company      $523,251
Williams Steel & Company        $407,921

Largest Industrial Tenants by Square Footage
June 30, 2001

                                                             Total Square    % of         2001
                                                                Footage      Total     Annualized      Annualized
Tenant                                     Building            Occupied     Portfolio   Base Rent     Base Rent PSF
------                                     --------            --------     ---------   ----------    -------------

Co-Steel Lasco, Inc.              Enterprise Center VII         385,345      3.08%      $ 779,656        $2.02

A.M. Castle & Co.                 Enterprise Center V           252,595      2.02%        603,702        $2.39
                                  Hammond Enterprise Center

StrandTek, Inc.                   Enterprise Center VIII        229,371      1.83%        728,934        $3.18
                                  Enterprise Center IX
                                  Enterprise Center X

Dynamic Manufacturing             4160-4190 Madison             184,191      1.47%        804,677        $4.37
  Company                         4300 Madison
                                  4211 Madison

Amurol Confections Company        1455 Sequoia Drive            161,000      1.29%        523,251        $3.25

Williams Steel & Supply           Enterprise Center VIII        160,340      1.28%        407,921        $2.54

Great Lakes, LLC                  Hammond Enterprise Center     154,275      1.23%        798,777        $5.18

Semblex Corporation               342-346 Carol Lane            143,917      1.15%        731,815        $5.08
                                  370 Carol Lane
                                  388 Carol Lane

AG Industries, Inc.               Enterprise Center III         137,275      1.10%        549,100        $4.00

BWD Automotives                   11045 Gage Avenue             136,600      1.09%        601,040        $4.40
                                                              ---------     -----     -----------
                                                              1,944,909     15.54%    $ 6,528,873        $3.36
                                                              =========     =====     ===========





                            [BAR CHART APPEARS HERE]

Co-Steel Lasco, Inc.            385,345
A.M. Castle & Co.               252,595
StrandTek, Inc.                 229,371
Dynamic Manufacturing           184,191
Amurol Confections Company      161,000
Williams Steel & Supply         160,340
Great Lakes, LLC                154,275
Semblex Corporation             143,917
AG Industries, Inc.             137,275
BWD Automotives                 136,660

Tenants by Standard Industrial Classification (SIC)
June 30, 2001


   SIC Code     Standard Industrial Classification                      Percentage     Square Feet
   --------     ----------------------------------                      ----------     -----------
   73           Business Services, Advertising, Technology                 25.9%        3,083,263
   22-39        Manufacturing                                              22.5%        2,671,513
   81           Legal Services                                             12.0%        1,427,260
   60-61        Depository and Non Depository Institutions                  7.9%          935,272
   48           Communication                                               6.6%          785,683
   65           Real Estate                                                 4.8%          573,670
   20-21        Food and Tobacco                                            3.4%          401,213
   62           Securities and Commodity Brokers                            3.2%          383,322
   87           Engineering & Management Consulting Services                3.1%          366,022
   52-59        Retail Trade                                                1.8%          214,584
   91-97        Government                                                  1.4%          165,159
   40-47,49     Transportation and Public Utilities                         1.4%          160,905
   50-51        Wholesale                                                   1.2%          142,882
   80           Health Services                                             1.0%          123,219
   83,84,86     Social Services, Museums, Memberships Organizations         1.0%          120,793
   63-64        Insurance Carriers, Agents, and Brokers                     0.9%          108,488
   82           Educational Services                                        0.6%           74,995
   72           Personal Services                                           0.5%           60,975
   15-17        Construction                                                0.4%           50,212
   78,79        Motion Pictures, Amusement and Recreation                   0.3%           33,988
   12-13        Oil, Gas, and Coal                                          0.1%            6,639
   8            Forestry                                                    0.0%                -
   Various      Other                                                       0.0%                -
                                                                          -----       -----------
                Total                                                     100.0%       11,890,057



                            [PIE CHART APPEARS HERE]

Business Services, Advertising, Technology                      25.9%
Manufacturing                                                   22.5%
Legal Services                                                  12.0%
Depository and Non Depository Institutions                       7.9%
Communication                                                    6.6%
Real Estate                                                      4.8%
Food and Tobacco                                                 3.4%
Securities and Commodity Brokers                                 3.2%
Engineering & Management Consulting Services                     3.0%
Retail Trade                                                     1.8%
Government                                                       1.4%
Transportation                                                   1.4%
Wholesale                                                        1.2%
Health Services                                                  1.0%
Social Services                                                  1.0%
Insurance                                                        1.0%
Education                                                        1.0%
Personal Services                                                0.5%
Construction                                                     0.4%
Motion Pictures, Recreation                                      0.3%
Oil, Gas, and Coal                                               0.1%

                        [PRIME GROUP REALTY TRUST LOGO]

                         INVESTOR RELATIONS INFORMATION


Inquiries:

Prime Group Realty Trust ( NYSE: PGE ) welcomes any questions or comments from shareholders, analysts, investment managers, media or prospective investors.

Please address all inquiries to our Investor Relations Department:
------------------------------------------------------------------

Melissa J. Williams
Investor Relations Representative
Prime Group Realty Trust
77 West Wacker Drive
Suite 3900
Chicago, Illinois 60601

Phone:           312.917.1300
Facsimile:       312.917.1597

E-mail:          mwilliams@pgrt.com

Website:         www.pgrt.com

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Chicago, Illinois

Transfer Agent Services:
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800-246-5761

Research Coverage:

Friedman, Billings, Ramsey & Co.           Merrill Ross          703.312.9769

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                                           Kenneth S. Weinberg   410.454.5175

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Stock Exchange Listing
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